FORM 8-K


               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


               Date of Report:  September 9, 1994
                (Date of earliest event reported)


                 NATIONAL CITY BANCSHARES, INC.
     (Exact name of registrant as specified in its charter)



    INDIANA                  0-13585               35-1632155
(State or other            (Commission           (IRS Employer
jurisdiction of            File Number)       Identification No.)
incorporation)


 227 Main Street, P.O. Box 868, Evansville, Indiana  47705-0868
            (Address of principal executive offices)


Registrant's telephone number, including area code:  812-464-9800


Former name or former address, if changed since last report:  N/A


Date of Report:  September 12, 1994

Pursuant to Section 13 or Section 15(b) of the Securities and
Exchange Act of 1934, Registrant hereby makes current report regarding the following event:


                     ITEM 5.  OTHER EVENTS.

          On September 9, 1994, the Registrant sold its wholly-owned subsidiary, Ayer-Wagoner-Deal Insurance
     Agency, Inc., which was acquired through the acquisition of Lincolnland Bancorp, Inc. on December
     17, 1993.  The Registrant received approximately
     $300,000 for its interest in Ayer-Wagoner-Deal
     Insurance Agency, Inc., in the form of a note. The sale of the subsidiary is not material, and retention of this subsidiary was not a part of the goals of the Registrant.


                            SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NATIONAL CITY BANCSHARES, INC.



Date:  September 12, 1994          /s/ HAROLD A. MANN
                                   Harold A. Mann
                                   Secretary/Treasurer